Annual Shareholder Meeting Billings, MT May 22, 2013 Exhibit 99.1

First Interstate BancSystem
Safe Harbor
This presentation contains forward-looking statements by First Interstate BancSystem, Inc. (the “Company”) regarding revenues, income from the origination and sale of loans, net interest margin, quarterly provisions for loan losses, loan growth, non-performing assets and net charge-off of loans.  This presentation may also contain other forward looking statements, including statements about the Company’s plans, strategies and prospects.  All forward-looking statements involve known and unknown risks, uncertainties and assumptions that are difficult to predict. Therefore, the Company’s actual results, performance or achievements may differ materially from those expressed in or implied by these forward-
looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,”
“could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,”
“would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
Factors that may cause actual results to differ materially from current expectations are described in the section entitled
“Risk Factors” in the Forms 10-K and 10-Q most recently filed by the Company with the SEC.
The risk factors described in Forms 10-K are not necessarily all of the important factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statement contained in this presentation. Other unknown or unpredictable factors also could affect the
Company’s results.
All forward-looking statements contained in this presentation are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

First Interstate BancSystem
Long Term History and Solid Performance

Company Performance
25 consecutive years of net income; Over 18 years
consecutive quarterly dividends
Current  annualized dividend yield 2.6% (at $20/per share price)
Q1 2013 net income to common shareholders of $20
million, EPS $.46
Improving credit quality

First Interstate BancSystem
Impressive Market Shares
First Interstate BancSystem
Ranked #1 by market share in Montana and Wyoming, and #2 in the western South Dakota markets we serve.
-Data Per SNL Financial
Market
$ in Millions Share
MSAs Deposits
(June 30, 2012)
Billings, MT $1,127 27%
Missoula, MT 589 30%
Casper, WY 572 29%
Rapid City, SD 433 21%
Jackson, WY-ID 306 20%
Gillette, WY 302 31%
Sheridan, WY 299 42%
Kalispell, MT 261 18%
Great Falls, MT 251 20%
Laramie, WY 250 51%
Bozeman, MT 229 12%
Riverton, WY 213 35%
Spearfish, SD 169 36%
Cheyenne, WY 157 12%
Helena, MT 60 5%

First Interstate BancSystem Page 6 Loan Portfolio , Asset Quality Trends and Strong Deposit Base

First Interstate BancSystem Page 7 Diversified Loan Portfolio $4.2 Billion in Loans $4.2 Billion in Loans

First Interstate BancSystem Improving Credit Quality Trends Page 8 (In millions)

First Interstate BancSystem And Reduction in Criticized Loans Page 9 (In millions)

First Interstate BancSystem Strong Deposit Base First Interstate BancSystem Page 10

First Interstate BancSystem Page 11 Earnings Improvement

First Interstate BancSystem Earnings Improvement Page 12

First Interstate BancSystem
2013 Opportunities
Improving economic conditions
Construction activity increasing
Home sales increasing
Low unemployment
Credit opportunities
Additional reductions in non-performing assets
Potential for loan growth paired with disciplined credit practices
In-house limit of $10 Million
Disciplined pricing and terms
Non-interest income opportunities
Wealth Management growth
Mortgage lending in strong housing markets
Credit card activity

First Interstate BancSystem
2013 Headwinds
Net Interest Margin Pressure
Q1 2013 Net interest margin 3.55%
Current interest rate environment not likely to change soon
Competitive pressure on loan rates
Q1 2013 average yield 5.38%
Low investment yields
Q1 2013 average yield 1.84%
Loan growth challenges
Competition is tough
Unwilling to compromise credit standards
Higher compliance costs

First Interstate BancSystem
Our Advantages
Customer-focus
Banking channels adaptive to customer needs
Face-to-Face
On-line
Mobile
Full scope of Payment Products for our customers
Credit card issuer
Cash management products
Merchant processing
Expedient response to loan applications
Internal-focus
Average branch size exceeding $100 million allows efficient use of resources
Further centralization of processes; business process improvements
Technological efficiencies

First Interstate BancSystem

A family legacy
History of Strong Governance
Part of our culture
Non-family ownership since the
beginning
Long history of SEC reporting
Importance placed on retaining
highly qualified, independent
Board members

Long Track Record of Profitability Leading Market Position Attractive and Healthy Footprint Improving Credit Metrics Low-Cost Core Deposit Base Growth Opportunities First Interstate BancSystem Page 17